       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
       ------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
       ------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

       ------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                              HIGH YIELD PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The High Yield Portfolio seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories.

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                           ----------------------------------------------
                                                                AVERAGE
                                                   AVERAGE      ANNUAL
                                         ONE     ANNUAL FIVE     SINCE
                              YTD       YEAR        YEARS      INCEPTION
                           ---------  ---------  -----------  -----------
PORTFOLIO--CLASS A.......      13.76%     18.77%      13.72%       13.77%
PORTFOLIO--CLASS B.......      13.56      18.61      N/A           16.16
INDEX--CLASS A...........      10.86      15.75       11.83        11.82
INDEX--CLASS B...........      10.86      15.75      N/A           13.37

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

INVESTING IN HIGH YIELD FIXED INCOME SECURITIES, OTHERWISE KNOWN AS "JUNK BONDS", IS SPECULATIVE AND INVOLVES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 13.76% and 18.77%, respectively, for the Class A shares and 13.56% and 18.61%, respectively, for the Class B shares compared with 10.86% and 15.75%, respectively, for the CS First Boston High Yield Index (the "Index"). For the five year period ended September 30, 1997 the average annual total return for Class A shares was 13.72% compared to 11.83% for the Index. From inception on September 28, 1992 to September 30, 1997, the average annual total return for Class A shares was 13.77% compared to 11.82% for the Index. From inception on January 2, 1996 to September 30, 1997 the average annual total return for Class B shares was 16.16% compared to 13.37% for the Index. As of September 30, 1997, the Portfolio had an SEC 30-day yield of 7.79% for the Class A shares and 7.53% for the Class B shares.

The high-yield market continued its solid performance in the third quarter of 1997. The absence of Federal Reserve tightening, and favorable inflation statistics resulted in ten-year treasury rates declining nearly 40 basis points in the quarter. The stock market also provided a sound backdrop to the high-yield market as the S&P 500 rose about 7 1/2 percent over the quarter.

The Portfolio's outperformance was primarily achieved through overweighting and superior security selection in the communications and media sector.

High-yield bond yield spreads over U.S. Treasuries continued to be at historically narrow levels. These levels are supported by the solid U.S. economy, strong demand among mutual fund investors and others for high-yield bonds, and favorable merger and acquisition activity affecting high-yield companies. The telecommunications sector has been especially active in the merger and acquisition and IPO fronts. The third quarter was capped by the proposed acquisition of both MCI Communications and Brooks Fiber by Worldcom. These transactions follow Worldcom's acquisition of MFS Communications completed earlier in the year. These and similar transactions are being consummated through stock swaps, and thus the combined companies have not increased debt levels. Credit quality of the acquired companies has improved as a result of the mergers, favorably impacting prices on their high-yield bonds. We believe the accelerating demand for telecommunications services will continue to favorably impact companies who have sound business strategies and attractive fiber-optic networks. We have been significantly weighted in the sector, and increased our commitment in the third quarter.

We continued to reduce our exposure to the cable television sector. In the second quarter, Microsoft announced plans to make an investment in Comcast. Telecommunications Inc., the leader in the industry, began to improve credit quality by spinning off non-cable assets and entering into joint ventures to realize efficiencies in parts of their cable system. Cable company stock prices have soared this year indirectly helping bond prices and more directly boosting returns on a TCI convertible bond investment we made earlier in the year.

We continued to reduce our exposure to emerging market sovereign bonds, as that sector has performed extremely well. We believe that much of the value in this sector has been realized. We continue to look for attractive investment opportunities in corporate bonds being issued in both the emerging markets and the developed markets of Europe and Asia.

The Portfolio continues to stress higher credit ratings when compared to other high-yield managers, with an average credit quality of BB. We believe that through active security selection we can perform favorably without reaching for the higher current yields available in lower quality securities. The interest-rate sensitivity of the Portfolio continues to be similar to the benchmark, reflecting our view that there is roughly fair value in the U.S. bond market.

Robert Angevine
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
CORPORATE BONDS AND NOTES (69.7%)
 BANKING (1.3%)
$         1,660    Western Financial Bank, 8.875%,
                    8/01/07                             $  1,664
                                                        ---------
 BROADCAST-RADIO & TELEVISION (9.0%)
          2,370    Cablevision Systems Corp., 9.875%,
                    5/15/06                                2,560
          1,045    Fox/Liberty Networks LLC, Series
                    144A, (Step Bond), 0.00%, 8/15/07        666
            625    Fox/Liberty Networks LLC, Series
                    144A, 8.875%, 8/15/07                    629
          1,850    Paramount Communications, Inc.,
                    8.25%, 8/01/22                         1,827
            200    Rogers Cablesystems of America,
                    10.125%, 9/01/12                         217
            515    Sinclair Broadcast Group, Series
                    144A, 9.00%, 7/15/07                     512
          1,770    TV Azteca, Series 144A, 10.50%,
                    2/15/07                                1,876
          3,080    Viacom, Inc., 8.00%, 7/07/06            3,072
                                                        ---------
                                                          11,359
                                                        ---------
 BUILDING MATERIALS & COMPONENTS (2.0%)
          2,505    Outdoor Systems, Inc., Series
                    144A, 8.875%, 6/15/07                  2,555
                                                        ---------
 CHEMICALS (3.3%)
          1,075    Huntsman Corp., Series 144A,
                    (Floating Rate), 9.09375%,
                    7/01/07                                1,118
          2,920    ISP Holdings, Inc., Series B,
                    9.00%, 10/15/03                        3,055
                                                        ---------
                                                           4,173
                                                        ---------
 COMPUTERS (1.9%)
          2,100    Advanced Micro Devices, Inc.,
                    11.00%, 8/01/03                        2,355
                                                        ---------
 CONSTRUCTION & MINING (0.1%)
            160    Cliffs Drilling Company, Series
                    144A, 10.25%, 5/15/03                    172
                                                        ---------
 ELECTRONICS (0.4%)
            550    Hyundai Semiconductor, Series
                    144A, 8.625%, 5/15/07                    561
                                                        ---------
 ENERGY (4.2%)
          2,300    Nuevo Energy Co., 9.50%, 4/15/06        2,455
          2,375    Snyder Oil Corp., 8.75%, 6/15/07        2,372

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
$           675    Transamerican Energy, Series 144A,
                    (Step Bond), 0.00%, 6/15/02         $    535
                                                        ---------
                                                           5,362
                                                        ---------
 ENVIRONMENTAL CONTROLS (2.1%)
          2,300    Norcal Waste Systems, Inc., Series
                    B, (Step Bond). 13.00%, 11/15/05       2,645
                                                        ---------
 FINANCIAL SERVICES (1.0%)
            415    Navistar Financial Corp., Series
                    144A, 9.00%, 6/01/02                     428
          1,285    PTC Intl Finance BV, Series 144A,
                    (Step Bond), 0.00%, 7/01/07              842
                                                        ---------
                                                           1,270
                                                        ---------
 FOOD (0.4%)
            550    Ameriserv Food Co., Series 144A,
                    10.125%, 7/15/07                         570
                                                        ---------
 FOOD SERVICE & LODGING (1.3%)
          1,475    Courtyard by Marriott, Series B,
                    10.75%, 2/01/08                        1,599
                                                        ---------
 FOREST PRODUCTS & PAPER (1.6%)
          2,020    APP Fin II Mauritus Ltd., (Step
                    Bond), 12.00%, 2/15/04                 2,055
                                                        ---------
 GAMING & LODGING (3.6%)
          1,740    Grand Casinos, Inc., 10.125%,
                    12/01/03                               1,851
            450    Horseshoe Gaming, L.L.C. Series
                    144A, 9.375%, 6/15/07                    465
            496    Louisiana Casino Cruises, 11.50%,
                    12/01/98                                 501
          1,690    Station Casinos, Inc., Series
                    144A, 10.125%, 3/15/06                 1,715
                                                        ---------
                                                           4,532
                                                        ---------
 HEALTH CARE SUPPLIES & SERVICES (1.4%)
          1,730    Tenet Healthcare Corp., 8.625%,
                    1/15/07                                1,793
                                                        ---------
 HOSPITAL MANAGEMENT (0.8%)
            950    Vencor, Inc., Series 144A, 8.625%,
                    7/15/07                                  963
                                                        ---------
 MATERIALS (2.9%)
          3,445    Brooks Fiber Properties, Inc.,
                    (Step Bond), 0.00%, 3/01/06            2,764
          1,175    Brooks Fiber Properties, Inc.,
                    (Step Bond), 0.00%, 11/01/06             908
                                                        ---------
                                                           3,672
                                                        ---------

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
 MULTI-INDUSTRY (3.5%)
$           355    Hermes Europe Railtel BV, Series
                    144A, 11.50%, 8/15/07               $    382
          1,300    HYLSA SA de Cv, Series 144A,
                    9.25%, 9/15/07                         1,321
          1,905    Murrin Murrin Hldgs PTY, Series
                    144A, 9.375%, 8/31/07                  1,957
          1,100    Revlon Worldwide, Series B, 0.00%,
                    3/15/01                                  799
                                                        ---------
                                                           4,459
                                                        ---------
 PACKAGING & CONTAINER (1.1%)
          1,245    SD Warren Co., 12.00%, 12/15/04         1,408
                                                        ---------
 REAL ESTATE (1.0%)
          1,250    HMC Acquisition Properties, 9.00%,
                    12/15/07                               1,284
                                                        ---------
 RETAIL-GENERAL (5.6%)
          1,205    Fleming Companies Inc., Series
                    144A, 10.50%, 12/01/04                 1,261
            385    Fleming Companies Inc., Series
                    144A, 10.625%, 7/31/07                   407
          1,900    Host Marriot Travel Plaza, Series
                    B, 9.50%, 5/15/05                      2,000
            650    Kmart Corp., 7.75%, 10/01/12              609
          3,285    Southland Corp., 5.00%, 12/15/03        2,833
                                                        ---------
                                                           7,110
                                                        ---------
 TELECOMMUNICATIONS (19.4%)
          1,840    Comcast Cellular Corp., Series
                    144A, 9.50%, 5/01/07                   1,923
          3,225    Dial Call Communications, (Step
                    Bond), 0.00%, 4/15/04                  3,011
            765    Dial Call Communications, Series
                    B, (Step Bond) 0.00%, 12/15/05           684
          1,830    Globalstar Capital Corp., 11.375%,
                    2/15/04                                1,912
            680    Globo Communicacoes e
                    Participacoes Ltd., Series 144A,
                    10.50%, 12/20/06                         714
          1,655    IXC Communications, Inc., Series
                    B, 12.50%, 10/01/05                    1,912
            605    Iridium LLC/Capital Corp., Series
                    144A, 13.00%, 7/15/05                    631
          2,385    Nextel Communications, Inc., (Step
                    Bond), 0.00%, 8/15/04                  2,066
          2,275    Occidente y Caribe, Series 144A,
                    (Step Bond), 0.00%, 3/15/04
                    (Columbia)                             1,794
            555    Qwest Communications
                    International, Series 144A,
                    10.875%, 4/01/07                         627
            925    Rogers Communications, Inc.,
                    8.875%, 7/15/07                          931
     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
$           690    Rogers Communications, Inc.,
                    9.125%, 1/15/06                     $    702
          3,170    TCI Satellite, Series 144A, (Step
                    Bond), 0.00%, 2/15/07                  2,068
          1,990    Telecommunications, Inc., 9.25%,
                    1/15/23                                2,142
          4,525    Teleport Communications Group,
                    Inc., (Step Bond), 0.00%, 7/01/07      3,541
                                                        ---------
                                                          24,658
                                                        ---------
 UTILITIES (1.8%)
             60    Cleveland Electric Illuminating
                    Co., Series B, 8.375%, 12/01/11           61
            173    Midland Cogeneration Ventures,
                    Series C-91, 10.33%, 7/23/02             185
          1,183    Midland Funding Corp. I, Series
                    C-94, 10.33%, 7/23/02                  1,266
            650    Midland Funding II, Series A,
                    11.75%, 7/23/05                          765
                                                        ---------
                                                           2,277
                                                        ---------
TOTAL CORPORATE BONDS AND NOTES (Cost $83,926)            88,496
                                                        ---------
ASSET BACKED SECURITIES (10.6%)
 AEROSPACE & DEFENSE (3.3%)
          1,945    Aircraft Lease Portfolio
                    Securitization Ltd., Series
                    1996-1 P1, Class D, 12.75%,
                    6/15/06                                2,099
            525    Jet Equipment Trust, Series 95-D,
                    Series 144A, 11.44%, 11/01/14            680
          1,050    Jet Equipment Trust, Series C-1,
                    Series 144A, 11.79%, 6/15/13           1,375
                                                        ---------
                                                           4,154
                                                        ---------
 BANKING (0.2%)
            343    PNC Mortgage Securities Corp.,
                    Series 1995-2, Class B4, REMIC,
                    7.50%, 9/25/25                           312
                                                        ---------
 FINANCIAL SERVICES (7.1%)
            986    CA FM Lease Trust, Series 144A,
                    8.50%, 7/15/17                         1,044
          1,277    DR Securitized Lease Trust, Series
                    1993-K1, Class A1, 6.66%, 8/15/10      1,164
          2,537    DR Securitized Lease Trust, Series
                    1994-K1, Class A1, 7.60%, 8/15/07      2,468
          1,175    DR Securitized Lease Trust, Series
                    1994-K1, Class A2, 8.375%,
                    8/15/15                                1,121

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
  FINANCIAL SERVICES (CONTINUED)
$           896    FMAC, Series 1996-B, Series 144A,
                    Class C, 7.929%, 11/01/18           $    803
            307    GE Capital Mortgage Services,
                    Inc., Series 1995-12, Series 144A
                    Class B3, REMIC, 7.911%, 8/25/25         284
          1,014    Long Beach Auto, 1997-1, Series
                    144A, Class B, 14.22%, 10/26/03        1,022
          1,000    Riggs Capital Trust II, Series
                    144A, 8.875%, 3/15/27                  1,056
                                                        ---------
                                                           8,962
                                                        ---------
TOTAL ASSET BACKED SECURITIES (Cost $12,306)              13,428
                                                        ---------
FOREIGN GOVERNMENT BONDS (0.9%)
             14    Republic of Argentina, Series L,
                    'Euro', (Floating Rate), 6.688%,
                    3/31/05                                   14
          1,025    Republic of Argentina Par Bonds,
                    Series L, 'Euro', (Step Bond),
                    5.50% 3/31/23                            775
            400    Republic of Columbia, 8.70%,
                    2/15/16                                  408
                                                        ---------
TOTAL FOREIGN GOVERNMENT BONDS (Cost $962)                 1,197
                                                        ---------
    SHARES
---------------
COMMON STOCKS (0.0%)
 FINANCIAL SERVICES (0.0%)
          1,268    WestFed Holdings, Inc., Class B            --
                                                        ---------
 FOOD SERVICE & LODGING (0.0%)
          1,300    Motels of America, Inc., Series
                    144A                                      14
                                                        ---------
TOTAL COMMON STOCKS (Cost $85)                                14
                                                        ---------
PREFERRED STOCKS (6.0%)
 ENTERTAINMENT (3.7%)
          4,162    Time Warner Inc., Series M,
                    10.25%, 7/01/16                        4,766
                                                        ---------
 FINANCIAL SERVICES (1.2%)
         13,500    Sinclair Capital, Series 144A,
                    11.625%, 3/15/09                       1,465
              3    WestFed Holdings, Inc., Series A,
                    PIK, Zero Coupon, 1/01/01                 --
                                                        ---------
                                                           1,465
                                                        ---------
 TELECOMMUNICATIONS (1.1%)
          1,155    IXC Communications, Series 144A,
                    12.50%, 8/15/09                        1,340
                                                        ---------
TOTAL PREFERRED STOCKS (Cost $6,838)                       7,571
                                                        ---------
                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
CONVERTIBLE PREFERRED STOCKS (1.0%)
 TELECOMMUNICATIONS (1.0%)
         10,265    TCI Pacific Communications, 5.00%,
                    7/31/06, (Cost $948)                $  1,290
                                                        ---------
    NO. OF
    RIGHTS
---------------
RIGHTS (0.0%)
 BROADCAST-RADIO & TELEVISION (0.0%)
         35,000    SpectraVision, Inc., expiring
                    10/08/97, (Cost $133)                     --
                                                        ---------
    NO. OF
   WARRANTS
---------------
WARRANTS (0.5%)
 AEROSPACE & DEFENSE (0.0%)
            500    Sabreliner Corp., expiring 4/15/03         --
                                                        ---------
 ELECTRICAL EQUIPMENT (0.2%)
         28,000    Protection One Alarm, Inc.,
                    expiring 4/03/03                         303
                                                        ---------
 GAMING & LODGING (0.0%)
          1,725    Louisiana Casino Cruises, expiring
                    12/01/98                                  --
                                                        ---------
 INSURANCE (0.0%)
            500    Horace Mann Educators Corp.,
                    expiring 4/03/99                           7
                                                        ---------
 PACKAGING & CONTAINER (0.0%)
          1,000    Crown Packaging Holdings, Series
                    144A, expiring 11/01/03                   --
                                                        ---------
 TELECOMMUNICATIONS (0.3%)
          1,830    Globalstar Telecommunications
                    Ltd., Series 144A, expiring
                    02/15/04                                 219
            605    Iridium World Communications,
                    expiring 07/15/05                         91
          3,000    Nextel Communications, Inc.,
                    expiring 4/25/99                          --
         12,100    Occidente y Caribe, expiring
                    3/15/04                                   --
                                                        ---------
                                                             310
                                                        ---------
TOTAL WARRANTS (Cost $154)                                   620
                                                        ---------

     FACE
    AMOUNT                                               AMOUNT
     (000)                                                (000)
---------------                                         ---------
SHORT-TERM INVESTMENT (5.5%)
 REPURCHASE AGREEMENT (5.5%)
$         7,000    Chase Securities, Inc. 5.75%,
                    dated 09/30/97, due 10/01/97, to
                    be repurchased at $7,001,
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at $7,146 (Cost $7,000)      $  7,000
                                                        ---------
TOTAL INVESTMENTS (94.2%) (Cost $112,352)                119,616
                                                        ---------
OTHER ASSETS AND LIABILITIES (5.8%)
  Other Assets                                            17,136
  Liabilities                                             (9,790)
                                                        ---------
                                                           7,346
                                                        ---------
NET ASSETS (100.0%)                                     $126,962
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $120,891
NET ASSETS VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 10,311,789 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $11.72
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $6,071
NET ASSETS VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 518,685 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                           $11.71
                                                        ---------
                                                        ---------

----------------------------------
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1997.

REMIC -- Real Estate Mortgage Investment Conduit

Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1997. Maturity date disclosed is the ultimate maturity date.